EXHIBIT 10.14

$300,000,000

AMENDED AND RESTATED
364-DAY CREDIT AGREEMENT

dated as of

November 30, 2001

among

Aetna Inc.,
as Borrower

The Banks Listed Herein

and

JPMorgan Chase Bank,
as Administrative Agent

J.P. Morgan Securities Inc., as Lead Arranger

Citibank, N.A.
and
Fleet National Bank,
as Syndication Agents, and

First Union National Bank
and
Deutsche Bank AG, New York Branch,
as Documentation Agents

AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT, dated as of November 30, 2001 (this “Amendment and Restatement”), among AETNA INC. (the “Borrower”), the BANKS listed on the signature pages hereof (the “Banks”), JPMORGAN CHASE BANK, as Administrative Agent (the “Agent”), J.P. MORGAN SECURITIES INC., as Lead Arranger, CITIBANK, N.A. and FLEET NATIONAL BANK, as Syndication Agents, and FIRST UNION NATIONAL BANK and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agents.

W I T N E S S E T H :

         WHEREAS certain of the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of December 13, 2000 (the “364-Day Agreement”), among Aetna Inc. (formerly known as Aetna U.S. Healthcare Inc.), the Banks listed therein and JPMorgan Chase Bank (as successor to Morgan Guaranty Trust Company of New York), as Administrative Agent; and

         WHEREAS the parties hereto desire to amend and restate the 364-Day Agreement in its entirety to read as set forth in the 364-Day Agreement as in effect on the date hereof with the amendments specified below.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the 364-Day Agreement shall have the meaning assigned to such term in the 364-Day Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the 364-Day Agreement shall from and after the date hereof refer to such Agreement as amended hereby.

         SECTION 2. General Amendments to the 364-Day Agreement. The 364-Day Agreement is hereby amended by (a) deleting the words “Morgan Guaranty Trust Company of New

York” each time they appear therein and inserting the words “JPMorgan Chase Bank” in their place, (b) deleting the words “Effective Date” each time they appear therein (except with respect to (i) the definition of “Effective Date” in Section 1.01 thereof and (ii) Section 3.01 thereof) and inserting the words “Amendment and Restatement Effective Date” in their place and (c) deleting the words “Aetna U.S. Healthcare Inc.” each time they appear therein and inserting the words “Aetna Inc.” in their place.

         SECTION 3. Amendment to Section 1.01 of the 364-Day Agreement. (a) The definitions of the following terms are hereby deleted in their entirety from Section 1.01 of the 364-Day Agreement: “Business”; “Distribution Agreement”; “Existing Credit Agreements”; “Merger”; “Other Credit Agreements”; “Parent”; and “Spin-Off Transactions”.

         (b)  Section 1.01 of the 364-Day Agreement is hereby amended by inserting the following definitions in the proper alphabetical order:

“Amendment and Restatement Effective Date” has the meaning assigned to such term in Section 13 of the Amended and Restated 364-Day Credit Agreement dated as of November 30, 2001, among the Borrower, the Banks listed on the signature pages thereof and the Agent.

“SFAS 142” means Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangibles.

         (c)  The definition of the term “Borrower” is hereby deleted in its entirety from Section 1.01 of the 364-Day Agreement and replaced with the following:

“Borrower” means Aetna Inc., a Pennsylvania corporation, and its successors.

         (d)  The definition of the term “Consolidated EBITDA” is hereby deleted in its entirety from Section 1.01 of the 364-Day Agreement and replaced with the following:

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus, without duplication, to the extent deducted in determining such Consolidated Net Income, the sum of (a) consolidated interest expense for such period, (b) consolidated income tax expense for such period and (c) all amounts attributable to depreciation, amortization and other similar non-cash charges for such period; provided that, for purposes of determining Consolidated EBITDA for any period, Consolidated Net Income for such period shall be adjusted to exclude, without duplication, the effect on Consolidated Net Income for such period of (i) any Excluded Charges deducted in determining such Consolidated Net Income and (ii) any extraordinary gains or losses for such period.

         (e)  The definition of the term “Disclosure Documents” is hereby deleted in its entirety from Section 1.01 of the 364-Day Agreement and replaced with the following:

“Disclosure Documents” means (a) the Confidential Bank Memorandum dated October 30, 2001 and/or the Confidential Information Memorandum dated October 29, 2001 previously delivered to the Lenders; (b) the Borrower’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the period ended December 31, 2000; (c) the Borrower’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for the periods ended March 31, 2001, June 30, 2001 and September 30, 2001; (d) the Borrower’s Current Reports on Form 8-K filed with the Securities and Exchange Commission after December 31, 2000 and on or before October 30, 2001; and (e) the disclosure letter dated November 30, 2001 from the Borrower’s counsel to the Administrative Agent’s counsel.

         (f)  The definition of the term “Excluded Charges” is hereby deleted in its entirety from Section 1.01 of the 364-Day Agreement and replaced with the following:

“Excluded Charges” means (a) the aggregate after-tax amount of any non-recurring charges (up to an aggregate amount of $300,000,000) taken after September 30, 2001 and on or before December 31, 2002, including, but not limited to, charges incurred to restructure operations and/or exit certain activities, including employee termination benefits and other costs and (b) the amount of any reduction in goodwill and/or cumulative effect adjustment associated with the Borrower’s adoption of SFAS 142.

         (g)  The definition of the term “Leverage Ratio” is hereby deleted in its entirety from Section 1.01 of the 364-Day Agreement and replaced with the following:

“Leverage Ratio” means, as of the end of any fiscal quarter of the Borrower, the ratio of (a) Total Debt as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower then ended.

         (h)  The definition of the term “Minimum Adjusted Consolidated Net Worth” is hereby deleted in its entirety from Section 1.01 of the 364-Day Agreement and replaced with the following:

“Minimum Adjusted Consolidated Net Worth” means, as of the end of any fiscal quarter of the Borrower, the sum of (a) $7,500,000,000 plus (b) in the case of any determination as of the end of any fiscal quarter ending on or after December 31, 2001, the amount equal to 50% of Consolidated Net Income in respect of each fiscal quarter of the Borrower as to which Consolidated Net Income is a positive amount and that ends on or after December 31, 2001, and on or prior to such date of determination; provided that the amount of “Minimum Adjusted Consolidated Net Worth” as of any date shall be reduced on a dollar for dollar basis to the extent that Adjusted Consolidated Net Worth has been reduced on or prior to such date as a result of any Excluded Charges; provided further that any reduction pursuant to the immediately preceding proviso as a result of any reduction and/or cumulative effect adjustment described in clause (b) of the definition of Excluded Charges shall not exceed $4,500,000,000 in the aggregate.

         (i)  The definition of “Termination Date” is hereby deleted in its entirety from Section 1.01 of the 364-Day Agreement and replaced with the following:

“Termination Date” means November 29, 2002, or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

         SECTION 4. Amendment to Section 1.02 of the 364-Day Agreement. Section 1.02 of the 364-Day Agreement is hereby amended by deleting the words “(a) the Parent and its consolidated subsidiaries, until the first audited consolidated financial statements of the Borrower are delivered hereunder and (b) thereafter,”.

         SECTION 5. Amendments to Article II of the 364-Day Agreement. Article II of the 364-Day Agreement is hereby amended by deleting the amount “$20,000,000” each time it appears therein and inserting the amount “$15,000,000” in its place.

         SECTION 6. Amendments to Article IV of the 364-Day Agreement. (a) Section 4.04(a) of the 364-Day Agreement is hereby deleted in its entirety and replaced with the following:

The Borrower has heretofore furnished to the Agent, for distribution to each of the Banks, (i) the audited consolidated balance sheet for the Borrower and its Consolidated Subsidiaries as of December 31, 2000, and related consolidated statements of cash flows, income and retained earnings for the Borrower and its Consolidated Subsidiaries for the twelve-month period then ended, and (ii) the unaudited consolidated balance sheets of the Borrower and its Consolidated Subsidiaries as of March 31, 2001, June 30, 2001 and September 30, 2001, and the related consolidated statements of cash flows, income and retained earnings for the three-month, six-month and nine-month periods then ended, respectively. Such financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such dates and for such periods, in accordance with GAAP and, in the case of the financial statements described in clause (ii) of this Section 4.04(a), subject to year-end audit adjustments and the absence of footnotes.

         (b)  Section 4.04(b) of the 364-Day Agreement is hereby deleted in its entirety and replaced with the following:

(b) Since December 31, 2000, there has been no material adverse change in the business, assets, operations, prospects or condition (financial or otherwise) of the Borrower and its Consolidated Subsidiaries, taken as a whole; provided that the charges and other information disclosed in the

Disclosure Documents and the effect on the Borrower of the adoption of SFAS 142 shall be deemed not to constitute any such material adverse change.

         (c)  Section 4.05 of the 364-Day Agreement is hereby amended by deleting the words “and the Parent’s Form 10-Q for the third quarter of 2000, after giving effect to the Spin-Off Transactions” and inserting a comma in their place.

         (d)  Section 4.11 of the 364-Day Agreement is hereby deleted in its entirety.

         SECTION 7. Amendments to Article V of the 364-Day Agreement. (a) The reference to “December 31, 2000” in Section 5.03 of the 364-Day Agreement is changed to “December 31, 2001”.

         (b)  The reference to “March 31, 2001” in Section 5.04 of the 364-Day Agreement is changed to “December 31, 2001”.

         SECTION 8. Amendments to Article IX of the 364-Day Agreement. Section 9.03(b) of the 364-Day Agreement is hereby amended by (a) deleting the words “the Spin-Off Transactions or the Merger, (ii)” and (b) replacing the reference to “(iii)” with “(ii)”.

         SECTION 9. Amendments to Exhibits A, B, C and D to the 364-Day Agreement.

         (a)  Each reference to “Morgan Guaranty Trust Company of New York” in Exhibit A, B, C and D to the 364-Day Agreement is hereby changed to “JPMorgan Chase Bank”.

         (b)  Each reference to “Aetna U.S. Healthcare Inc.” in Exhibit A, B, C and D to the 364-Day Agreement is hereby changed to “Aetna Inc.”.

         (c)  Each reference to “the Credit Agreement dated as of December 13, 2000” in Exhibit A, C and D to the 364-Day Agreement is hereby changed to “the Amended and Restated 364-Day Credit Agreement dated as of November 30, 2001”.

         (d)  The reference to “Credit Agreement (the “Credit Agreement”) dated as of December 13, 2000” in Exhibit B to the 364-Day Agreement is hereby changed to

“Amended and Restated 364-Day Credit Agreement (the “Credit Agreement”) dated as of November 30, 2001”.

         (e)  The date above the first paragraph of Exhibit A to the 364-Day Agreement is changed from “2000” to “20 “.

         (f)  The reference to “60 Wall Street, New York, New York” in Exhibit A of the 364-Day Agreement is hereby changed to “One Chase Manhattan Plaza, 8th floor, New York, New York”.

         (g)  Each reference to “$20,000,000” in Exhibits B and D to the 364-Day Agreement is hereby changed to “$15,000,000”.

         (h)  The reference to “60 Wall Street, New York, New York 10260” in Exhibit D to the 364-Day Agreement is hereby changed to “One Chase Manhattan Plaza, 8th floor, New York, New York 10081”.

         SECTION 10. New Commitments. With effect from and including the Amendment and Restatement Effective Date, the Commitment of each Bank under the 364-Day Agreement shall be the amount set forth opposite the name of such Bank on Schedule 2.01 attached hereto, which hereby replaces and supercedes Schedule 2.01 to the 364-Day Agreement. Each Bank that has a Commitment under the 364-Day Agreement as a result of this Amendment and Restatement but that was not a party to the 364-Day Agreement prior to the effectiveness of this Amendment and Restatement shall, upon the effectiveness of this Amendment and Restatement, be a party to the 364-Day Agreement with all of the rights and obligations of a Bank thereunder and with the Commitment as set forth on Schedule 2.01 hereto. Each Bank with a Commitment under the 364-Day Agreement prior to the effectiveness of this Amendment and Restatement that will continue to have a Commitment after the effectiveness of this Amendment and Restatement shall continue to be a party to the 364-Day Agreement with all of the rights and obligations of a Bank thereunder and with the Commitment as set forth on Schedule 2.01 hereto. The Commitment of each Bank with a Commitment under the 364-Day Agreement prior to the effectiveness of this Amendment and Restatement that will not have a Commitment after the Amendment and Restatement Effective Date shall terminate upon the Amendment and Restatement Effective Date, and such Bank shall no longer be a party to the 364-Day Agreement.

         SECTION 11. Representations and Warranties. The Borrower represents and warrants that as of the date hereof and after giving effect hereto:

         (a)  no Default has occurred and is continuing; and

         (b)  each representation and warranty of the Borrower set forth in the 364-Day Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.

         SECTION 12. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 13. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective on November 30, 2001 (the “Amendment and Restatement Effective Date”); provided that this Amendment and Restatement shall not become effective unless, on or prior to such date, all of the following conditions shall have been satisfied (or waived in accordance with Section 9.04 of the 364-Day Agreement, as amended and restated hereby):

(a) receipt by the Agent from the Borrower and each Bank of either (i) a counterpart hereof signed by such party or (ii) telegraphic, telex or other written confirmation, in form satisfactory to the Agent, confirming that a counterpart hereof has been signed by such party;

(b) receipt by the Agent of a certificate signed by the Executive Vice President, Administration and Finance, the Chief Financial Officer or the Vice President, Finance, of the Borrower, dated the Amendment and Restatement Effective Date, to the effect that (i) no Default has occurred and is continuing as of the Amendment and Restatement Effective Date and (ii) the representations and warranties of the Borrower set forth in Article IV of the 364-Day Agreement, as amended and restated hereby, are true in all material respects on, and as of, the Amendment and Restatement Effective Date;

(c) receipt by the Agent of opinions from William C. Baskin III, Esq., counsel to the Borrower, Davis Polk & Wardwell, special counsel to the Borrower, and Drinker Biddle & Reath LLP, Pennsylvania counsel to the Borrower, in each case given upon the Borrower’s express instructions and in a form satisfactory to the Agent;

(d) receipt by the Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment and Restatement, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

(e) the Banks shall have received the financial statements referred to in Section 4.04(a) of the 364-Day Agreement, as amended and restated hereby; and

(f) the Agent shall have received all fees and other amounts due and payable by the Borrower under this Amendment and Restatement and the 364-Day Agreement on or prior to the Amendment and Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

The Agent shall promptly notify the Borrower and the Banks of the Amendment and Restatement Effective Date, and such notice shall be conclusive and binding on all parties hereto.

         SECTION 14. Expenses. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment and Restatement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

         IN WITNESS WHEREOF the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

AETNA INC.,

by	/s/ Alfred P. Quirk Jr.

Name: Alfred P. Quirk Jr.

Title: Vice President, Finance and Treasurer

JPMORGAN CHASE BANK, individually and as Administrative Agent,

by	/s/ Dawn Lee Lum

Name: Dawn Lee Lum

Title: Vice President

CITIBANK, N.A.,

by	/s/ Maria Hackley

Name: Maria Hackley

Title: Director

FLEET NATIONAL BANK,

by	/s/ Celeste Echlin

Name: Celeste Echlin

Title: Director

DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES,

by	/s/ Ruth Leung

Name: Ruth Leung

Title: Director

by	/s/ Clinton M. Johnson

Name: Clinton M. Johnson

Title: Managing Director

FIRST UNION NATIONAL BANK,

by	/s/ Thomas L. Stitchberry

Name: Thomas L. Stitchberry

Title: Senior Vice President

CREDIT SUISSE FIRST BOSTON,

by	/s/ William S. Lutkins

Name: William S. Lutkins

Title: Vice President

by	/s/ Robert Hetu

Name: Robert Hetu

Title: Director

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,

by	/s/ J. M. Leffler

Name: J. Michael Leffler

Title: Director

by	/s/ Jasmine Xinyue Geffner

Name: Jasmine Xinyue Geffner

Title: Associate

STATE STREET BANK AND TRUST COMPANY,

by	/s/ Edward M. Anderson

Name: Edward M. Anderson

Title: Vice President

THE BANK OF NEW YORK,

by	/s/ Michael Flannery

Name: Michael Flannery

Title: Vice President

Commitment $0	THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

	by	/s/ John Beckwith

Name: John Beckwith

Title: Vice President & Manager

BANK ONE, NA (MAIN OFFICE CHICAGO),

by	/s/ Jason D. White

Name: Jason D. White

Title: Director